SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of December 23, 2016 (this “Security Agreement”), is made by Vapor Hub International Inc., a Nevada corporation (“Borrower”), in favor of PLY Technology (“Lender”).

WHEREAS, Borrower and Lender have entered into a Senior Secured Promissory Note of even date herewith (as it may be amended, modified, supplemented, renewed or replaced from time to time, the “Note”; any capitalized terms herein which are not otherwise defined herein shall have the meanings assigned thereto in the Note) and Senior Secured Credit Agreement (“Credit Agreement”) in connection with a loan by Lender to Borrower;

WHEREAS, on December 24, 2015, Borrower entered into a Senior Secured Credit Facility Agreement with TCA Global Credit Master Fund, LP (“TCA”) and issued to TCA a Convertible Promissory Note in the principal amount of $750,000 (the “TCA Note”) in accordance with the Senior Secured Credit Agreement (“TCA Credit Agreement”), pursuant to which the payment and performance of all Borrower’s indebtedness and other obligations to TCA, including all borrowings under the loan agreement and related agreements, are secured by liens on substantially all of Borrower’s assets pursuant to a Security Agreement with TCA (“TCA Security Agreement” and collectively with the TCA Note and the TCA Credit Agreement, the “TCA Agreements”).

WHEREAS, the proceeds from the Note shall be used to fully satisfy and discharge all obligations under the TCA Agreements and the Outstanding Obligations (as defined in the Credit Agreement), pursuant to which the TCA Agreements shall be automatically terminated and Lender shall have a first priority security interest in and to the Collateral (as defined below).

WHEREAS, execution and delivery of this Security Agreement to Lender is a condition to certain obligations of Lender under the Note;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

1.

(a)  As security for the due and punctual payment of each sum now or hereafter due whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of an automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)) from Borrower to Lender, and for the due and punctual performance of each and every obligation now or hereafter existing of Borrower to Lender, pursuant to the provisions of the Note, the Credit Agreement, this Security Agreement and any related agreements, including without limitation any personal guaranty, share pledge or other agreement or document required in connection with the Note or any extension of credit thereunder (collectively, the “Loan Documents”),whether for principal, premium, interest (including without limitation interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations), payments for early termination, fees, expenses or otherwise, direct or indirect (including participations or any interest of Lender in obligations of Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and all obligations of Borrower under this Security Agreement (collectively, the “Obligations”), Borrower hereby grants to Lender a continuing security interest in all of the personal property of Borrower and any and all proceeds and products thereof (all such property and proceeds being hereafter referred to as the “Collateral”), whether now or hereafter existing, wherever located, and in which Borrower now has or hereafter has any right, title or interest, including without limitation:

(a)

Goods;

(b)

Equipment;

(c)

Inventory;

(d)

Accounts;

(e)

Chattel Paper;

(f)

Instruments (including promissory notes);

(g)

General Intangibles;

(h)

Investment Property;

(i)

Documents;

(j)

Deposit Accounts;

(k)

Money;

(l)

Oil, Gas and Other Minerals Before Extraction;

(m)

Commercial Tort Claims;

(n)

Letters of Credit;

(o)

Letter of Credit Rights;

(p)

Supporting Obligations; and

(q)

To the extent not included in Subsections 1(a) through 1(p) above, all products and proceeds of the foregoing.

Any capitalized term herein that is defined in the California Uniform Commercial Code (“CUCC”) and not defined in this Security Agreement or the Note shall have the meaning given to it in the CUCC (as may be amended from time to time).  Borrower hereby authorizes Lender to file one or more financing statements describing the Collateral, including without limitation a description as “all assets of Debtor, whether now owned or hereafter acquired, and wherever located”.

(b)

Certain Limited Exclusions.  The Lender may determine at its sole discretion whether the Collateral shall include or the security interest granted under Section 1(a) shall attach to (a) any lease, license, contract, property rights or agreement to which Borrower is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Borrower therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the CUCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that in any event the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clause (i) or (ii) above; or (b) any intent to use trademark application filed in the United States to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity and enforceability of such intent to use trademark application or the trademark that is the subject thereof under trademark application law.  Notwithstanding anything in this Section 1(b) to the contrary, the foregoing exclusions shall not in any way limit, impair or otherwise affect Lender’s continuing liens upon any rights or interests of Borrower in (A) monies due or to become due to Borrower in respect of such lease, license, contract, property rights agreement or other interests or (B) any and all Proceeds from the sale, transfer, assignment, license, lease or other dispositions of such lease, license, contract, property rights, agreements or other interests.

2.

Anything herein to the contrary notwithstanding:

(a)

Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

(b)

The exercise by Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and

(c)

Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

3.

Borrower represents, warrants and covenants that:

(a)

The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Borrower and by any necessary vote or consent of the shareholders of Borrower.

(b)

Concurrently with the execution of this Security Agreement, Borrower will fully pay, satisfy and discharge any and all obligations under the TCA Agreements using the proceeds from the Note. Following the repayment of the TCA Obligations and the release of TCA’s security interest in the Collateral as required by Borrower under the Credit Agreement , the Lender will have a first priority security interest in and to the Collateral. Borrower has the right and authority to prepay any and all amounts payable under the TCA Agreements without TCA’s prior written consent, and upon prepayment of all such amounts the TCA Note,  the TCA Agreements, and any and all liens in favor of TCA with respect to the Collateral shall be automatically terminated and of no further force and effect.  Immediately after receipt of the funds under the Note, Borrower shall take all actions requested by Lender to obtain a payoff letter and have TCA file any and all termination statements necessary to reflect the release of any and all liens on the collateral by TCA.  Except for the TCA Agreements and accounts payable and payroll accrued in the ordinary course of business, Borrower has no other secured indebtedness, and any remaining balance of the Note shall be used to satisfy and discharge  obligations to any and all creditors in the ordinary course of business.

(c)

Upon Borrower’s payment of amounts to TCA as set forth in subsection (b), the pledge and charge of and grant of a security interest in the Collateral pursuant to this Security Agreement together with the steps taken pursuant to this Security Agreement for perfection (that is, the filing of a financing statement with the relevant Secretary of State, entering into control agreements with organizations at which Borrower maintains deposit accounts, acknowledgment from third parties holding Collateral that they are doing so for the benefit of Lender, and continued possession by Lender of the money, negotiable documents and other property for which possession is required under the CUCC to perfect a security interest) creates or, with respect to after-acquired property, will create when Borrower has rights in such property, a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, to the extent a security interest in such Collateral may be perfected by filing of a financing statement with the California Secretary of State, by control agreements as to deposit accounts, by written acknowledgement by third party bailees and custodians, or by Lender’s possession thereof, respectively.

(d)

Borrower has rights in or the power to transfer the Collateral (or, as to after-acquired property, will have the rights or the power to transfer the Collateral) and its title to the Collateral is free and clear of any lien, security interest, charge or encumbrance except for any security interest created by this Security Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except (i) such as may have been filed in favor of Lender relating to this Security Agreement or (ii) for which duly executed termination statements have been delivered to Lender, or (iii) such as have been disclosed in writing to Lender and may have been filed for information purposes only by persons leasing property to Borrower to the extent permitted under the Note;

(e)

The chief place of business of Borrower, the location of all Collateral, and the books and records relating to the Collateral are located at the address set forth below;

1871 Tapo Street

Simi Valley, CA

(f)

Except as set forth in paragraph (c) of this Section, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Borrower or (ii) for the perfection of such security interest or the exercise by Lender of its rights and remedies provided for in this Security Agreement (except as may be required in connection with such granting or perfection by laws affecting the offering and sale of securities generally or by laws affecting the transferring of certificates of title for motor vehicles or by the CUCC with respect to the exercise of sale and other rights and remedies granted under this Security Agreement);

(g)

All accounts are and will, at all times pertinent hereto, be bona fide existing obligations created by sale and delivery of merchandise or rendition of services to customers in the ordinary course of business, free of liens and security interests and unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, rights of return or cancellation, and Borrower has no knowledge of any fact, including without limitation any imminent or threatened bankruptcy, insolvency, or financial embarrassment of any account debtor, which would impair the validity or collectability of any of the accounts or of the instruments connected with such accounts, and each obligor liable upon the accounts or upon the instruments connected with such accounts has and will have capacity to contract;

(h)

Borrower’s true and complete legal name is set forth in the first paragraph of this Security Agreement, and Borrower has not had or used any other name within the past five years, except as indicated below:

DogInn, Inc.

(if none, insert “None”)

(i)

Borrower is presently organized and existing under the laws of Nevada.

(j)

Each representation and warranty set forth in the Note as to Borrower is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

4.

Until Lender exercises its right to collect proceeds and amounts in respect of the Collateral pursuant to this Security Agreement, Borrower will collect with diligence and at its own expense any and all proceeds and amounts in respect of the Collateral.  Upon the occurrence and during the continuation of an Event of Default (as defined below), upon written request by Lender, any such collections made by Borrower shall be held in trust for Lender, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Lender and shall deliver such collections at such time as Lender may request to Lender in the identical form received, properly endorsed or assigned when required to enable Lender to complete collection thereof.

5.

Borrower shall:

(a)

permit representatives of Lender to inspect the Collateral and Borrower’s books and records relating to the Collateral and make extracts therefrom, during Borrower’s regular business hours, and to arrange for verification of the amount of Collateral, under procedures acceptable to Lender, directly with Borrower’s debtors or otherwise at Borrower’s expense;

(b)

promptly notify Lender of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, Borrower’s debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Lender in respect thereto;

(c)

promptly notify Lender of any change in the state of incorporation or organization, as the case may be, of Borrower;

(d)

promptly notify Lender of each bank or other account into which proceeds or revenues of the Collateral are or will be deposited;

(e)

reimburse Lender upon demand for any and all costs, including without limitation reasonable attorneys’ and accountants’ fees, and other expenses incurred in collecting any sums payable by Borrower under any obligation secured hereby, enforcing or defending any term or provision of this Security Agreement or otherwise or in the checking, custody, preservation, use, handling and collection of the Collateral (from any person whomsoever) and the negotiation, preparation, enforcement, and defense of any agreement relating thereto;

(f)

promptly notify Lender of each location at which the Collateral is or will be kept, other than for temporary processing, repair, storage or similar purposes, and of any removal thereof to a new location, including without limitation each office of Borrower at which records relating to the Collateral are kept;

(g)

provide, maintain and deliver to Lender policies of insurance insuring the Collateral in the name of and with loss or damage payable to Lender, as its interest may appear, against loss or damage by fire and other hazards including but not limited to extended coverage, theft, burglary, bodily injury and such other risks, with such companies and in such amounts, as is required by Lender at any time (all such policies providing 30 days minimum written notice of cancellation to Lender) and Borrower will deliver to Lender the original or duplicate policies, or certificates or other evidence satisfactory to Lender of compliance with the foregoing insurance provisions, and Borrower will promptly notify Lender of any loss or damage to any of the

Collateral or arising from its use, and, in the event Lender takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Lender become the sole property of Lender;

(h)

do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof;

(i)

after an Event of Default shall occur and be continuing, segregate the proceeds of the Collateral received by Borrower from other property of Borrower, and hold the same in trust as the exclusive property of Lender, and immediately deliver to Lender the identical checks, monies, or other proceeds of Collateral received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Lender as additional Collateral hereunder or, at Lender’s option, to be applied to payment of any of the Obligations, whether or not due and in any order;

(j)

acknowledge and agree that Lender, at its option, may apply any insurance monies received at any time to the cost of repairs to or replacements for the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Lender may determine, any surplus (after payment of all costs, reasonable attorney’s fees and disbursements) to be remitted to Borrower, who shall remain liable for any deficiency;

(k)

make, and continue to make, payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against Borrower, whether with respect to any of the Collateral, to any wages or salaries paid by Borrower, or otherwise, and will deliver to Lender, on demand, certificates or other evidence satisfactory to Lender attesting thereto;

(l)

shall join with Lender at its request from time to time in executing financing statements, control agreements, acknowledgments of bailees and of custodians, amendments thereto and continuation statements, and pay the cost of the filing of the same whenever Lender deems desirable, and execute and deliver to Lender further documents and instruments and do such other acts and things as Lender may reasonably request in order to effectuate fully the purpose and intent of this Security Agreement; and

(m)

shall cooperate with Lender in obtaining control (as that term is used in the CUCC) with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter of Credit Rights and Electronic Chattel Paper.

6.

Except as otherwise permitted by the Note, Borrower shall not:

(a)

Sell, assign (by operation of law or otherwise) or otherwise dispose of, lease, license, or grant any option with respect to, any of the Collateral, except that prior to the exercise of rights by Lender during the continuance of an Event of Default hereunder, Borrower may sell Collateral consisting of furniture, furnishings, inventory and obsolete equipment in the ordinary course of its business and in accordance with its past practices and may license to any person in the ordinary course of business the right to use any trademark, patent or copyright owned by Borrower and Borrower may dispose of cash proceeds in the ordinary course of its business; nor

(b)

Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure debt or other obligations of any person or entity, except for security interests in favor of Lender, nor

(c)

Permit any of the Collateral to become a part of or affixed to real property without prior written notice to Lender and without first making all arrangements, and delivering, or causing to be delivered, to Lender all instruments and documents, including without limitation waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to Lender to preserve and protect the first priority security interest granted herein against all persons; nor

(d)

Create any chattel paper without placing a legend thereon acceptable to Lender indicating that Lender has a security interest in the Chattel Paper.

7.

In case of the occurrence of an Event of Default as defined in item 8 (a), Lender may at any time, without prior notice to Borrower, collect proceeds and amounts in respect of the Collateral and may, in its sole discretion and at any time, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Lender with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral or the Obligations, all without notice to or consent by Borrower and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein.  To effectuate the terms and provisions hereof, Borrower hereby designates and appoints Lender and its designees or agents as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority to endorse the name of Borrower on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Lender’s possession; to sign the name of Borrower on any documents or drafts against and notices to debtors or obligors of Borrower, assignments and requests for verification of claims; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Security Agreement.  All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law.  This power of attorney, being coupled with an interest, is irrevocable while any of the Obligations shall remain unpaid.

8.

a)

Any of the following events shall constitute a default (each an “Event of Default”) under this Security Agreement:

(i)

an Event of Default under any of the Loan Documents; or

(ii)

failure of Borrower to perform any of Borrower’s obligations under this Security Agreement;

(iii)

Lender shall at any time receive a state UCC filing office report indicating that Lender’s security interest hereunder is not prior to all other security interests or other interests reflected in that report; or

(iv)

in the event of loss, theft, substantial damage to or destruction of any of the Collateral, or the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of, any of the Collateral.

(b)

Upon the occurrence and continuation of an Event of Default, Lender at its option and without notice to Borrower may do any one or more of the following:

(i)

immediately or from time to time take possession of any or all of the Collateral, wherever it may be found, using all reasonable force so to do, either directly or through a receiver, conservator or similar officer of the court, or from time to time require Borrower, at Borrower’s expense, to assemble any or all of the Collateral, and make it available to Lender at a place designated by Lender which is reasonably convenient to Borrower and Lender; provided, however, that Borrower hereby waives all claims for damages due to, arising from or connected with any such taking;

(ii)

from time to time proceed in the foreclosure of Lender’s security interest in any or all of the Collateral in any manner permitted by law or provided for herein;

(iii)

sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, with or without having any or all of the Collateral at the place of sale, upon terms and in such manner as Lender may determine, and Lender may purchase any or all of the Collateral sold at any such sale and Lender may specifically disclaim any warranty of title or the like at its sole option;

(iv)

retain all or any of the Collateral in full or partial satisfaction of the Obligations;

(v)

appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral in or coming into the possession of Lender or its agents and belonging or owing to Borrower, without notice to Borrower, and in such manner as Lender may in its discretion determine;

(vi)

receive, take, endorse, assign, deliver, accept and deposit, in its or Borrower’s name, any or all checks, notes, drafts, remittances and other instruments and documents relating to the Collateral;

(vii)

receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery to such address as Lender may designate;

(viii)

transmit to account debtors notice of Lender’s interest therein and to request from such account debtors at any time, in Lender’s or Borrower’s name or that of Lender’s designee, information concerning the accounts and the amounts owing thereon;

(ix)

notify account debtors to make payment directly to Lender;

(x)

take or bring, in Lender’s or Borrower’s name, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Collateral;

(xi)

execute in Borrower’s name and on Borrower’s behalf any UCC financing statements or amendments thereto;

(xii)

settle, compromise or release, in whole or in part, any amounts owing on the Collateral, prosecute any action, suit or proceeding with respect to the Collateral, extend the time of payment of any and all Collateral, make allowances and adjustments with respect thereto, issue credits in Lender’s or Borrower’s name;

(xiii)

exercise any or all other rights or remedies available to Lender in accordance with the Uniform Commercial Code as from time to time in effect in the state in which the Collateral is located; and

(xiv)

exercise any or all rights of Lender pursuant to this Security Agreement, the Note, or any other Loan Document or now or hereafter existing at law, in equity or by statute in such order, at such times and in such manner as Lender, may, in its sole and exclusive judgment, determine.

After five (5) days’ prior written notice to Borrower and before any such disposition, Lender at its option may cause any or all of the Collateral to be repaired or reconditioned in such manner and to such extent as Lender may deem advisable, and any sums expended therefor by Lender shall be repaid by Borrower and secured by this Security Agreement.  Lender shall have no obligation, however, to clean-up or otherwise condition the Collateral for sale.  If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured hereby, Borrower hereby promises and agrees to pay Lender any deficiency upon demand.  Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person   liable for them, and Lender may release, modify, or waive any Collateral provided by any other person to secure the Obligations, all without affecting Lender’s rights against Borrower.  Borrower waives any right it may have to require Lender to pursue any third person for any of the Obligations. If any of the Collateral is sold by Lender for future delivery, Lender shall not be liable for the failure of the purchaser to pay for same and in such event Lender may resell such Collateral.  If Lender sells any of the Collateral on credit, Borrower will be credited only with payment actually made by the purchaser, received by Lender, and applied to the indebtedness of the purchaser.  If the purchaser fails to pay for the Collateral, Lender may resell the Collateral, and Borrower shall be credited with the proceeds of the re-sale.  Lender may buy any part or all of the Collateral at any public sale (free from any right of redemption, which is expressly waived), and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Lender may buy at private sale and may make payment therefor by any means.

9.

Any cash held by Lender as Collateral after and during the continuance of an Event of Default, and any cash held by Lender as Collateral and all cash proceeds received by Lender (all such cash being “Proceeds”) in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied promptly from time to time by Lender:

First, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;

Second, to the payment of the Obligations; and

Third, after payment in full of all Obligations, to Borrower or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

10.

No waiver of any breach of or default under any provision of this Security Agreement shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Security Agreement.

11.

No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

12.

Lender shall not be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including without limitation any obligation or duty to take any action to collect, preserve or protect its or Borrower’s rights in the Collateral or against any prior parties thereto, but the same shall be at Borrower’s sole risk at all times.  Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Lender with respect thereto, and Borrower hereby agrees to hold Lender harmless from and with respect to any and all such claims, causes of action and demands.  Lender shall in no way or manner be liable or responsible for any act or omission of any carrier, warehouseman, bailee, forwarding agency, or any other person whosoever.  All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

13.

Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

14.

If Borrower fails to make any payment or do any act required by this Security Agreement, then Lender without notice to or demand on Borrower may, but is not obliged to, make any payments and do any acts that Lender may consider necessary to protect Lender’s security interest in the Collateral, and Borrower hereby authorizes Lender to take possession of any or all of the Collateral and to pay, purchase, contest and compromise any encumbrance, charge or lien that in the judgment of Lender is or may be prior or superior to Lender’s security interest.

15.

All judicial proceedings brought against Borrower with respect to this Security Agreement may be brought in any state or federal court of competent jurisdiction in Los Angeles County in the State of California, and, by execution and delivery of this Security Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Security Agreement.  Borrower irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.  Borrower hereby agrees that service upon it by mail at the address set forth in the Note shall constitute sufficient notice.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in courts of any jurisdiction.

16.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AS MAY BE IN EFFECT FROM TIME TO TIME, BORROWER AND LENDER HEREBY AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT, ANY OBLIGATION OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN TRANSACTION CONTEMPLATED BY THE NOTE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Borrower and Lender further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS CONTEMPLATED BY THE NOTE.  In the event of litigation, this Security Agreement may be filed as a written consent to a trial by the court. THIS SECTION IS SEVERABLE FROM THE REST OF THIS SECURITY AGREEMENT.

17.

Without limiting any other provision of this Security Agreement, Borrower hereby authorizes Lender to execute in Borrower’s name and/or to file and/or deliver on behalf of Borrower any documents and take any actions necessary or appropriate to perfect Lender’s security interest granted hereunder and to continue such perfection in effect so long as this Security Agreement remains in effect, including without limitation the filing of financing statements and continuation statements and amendments and notices to custodians and bailees.

18.

In case any provision of this Security Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Security Agreement, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

19.

This Security Agreement cannot be changed, modified or supplemented except in a writing signed by the party against whom enforcement of such change, modification or supplement is sought.

20.

This Security Agreement and all Obligations shall be binding upon the successors or assigns of Borrower, shall bind all persons who become bound as a debtor under this Security Agreement, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, its successors, endorsees and assigns.

21.

THIS SECURITY AGREEMENT IS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.  Unless otherwise defined herein, terms used in Division 9 of the CUCC are used herein as therein defined.

IN WITNESS WHEREOF, Borrower has executed this Security Agreement as of the date first set forth above.

Vapor Hub International Inc.,

a Nevada corporation

By: /s/ Lori Winther

Name:  Lori Winther

Title:   Chief Financial Officer